UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011

Microsemi Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-08866	95-2110371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2381 Morse Avenue Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 221-7100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 19, 2011, Microsemi Corporation, a Delaware corporation (the “Company”), filed a Certificate of Elimination (the “Certificate of Elimination”) of the Series A Junior Participating Preferred Stock, par value $1.00, of the Company (the “Preferred Stock”) with the Secretary of State of the State of Delaware, thereby removing the Certificate of Designation of the Preferred Stock, as amended, from the Company’s Amended and Restated Certificate of Incorporation. The Certificate of Elimination became effective upon filing. The Preferred Stock was authorized in connection with the Rights Agreement dated December 22, 2000 between the Company and Mellon Investor Services, as Rights Agent (as amended, the “Rights Agreement”). The Rights Agreement expired in accordance with its terms on December 21, 2010 and was not renewed. No shares of Preferred Stock were issued or outstanding upon filing of the Certificate of Elimination. A copy of the Certificate of Elimination is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on January 19, 2011. On Proposal 1 - Election of Directors, the Company’s stockholders elected the following seven directors to serve until the next annual meeting and until their successors are duly elected and qualified. The votes received were as follows:

	For	Withheld	Broker Non-Votes
Dennis R. Leibel	73,458,364	4,106,695	2,177,189
James J. Peterson	76,459,045	1,106,014	2,177,189
Thomas R. Anderson	75,576,135	1,988,924	2,177,189
William E. Bendush	75,576,735	1,988,324	2,177,189
William L. Healey	74,270,148	3,294,911	2,177,189
Paul F. Folino	74,338,994	3,226,065	2,177,189
Matthew E. Massengill	74,306,823	3,258,236	2,177,189

On Proposal 2 - Ratification of Independent Registered Public Accounting Firm, the Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2011. The votes received were a follows:

For	Against	Abstain
77,586,268	2,127,454	28,526

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Microsemi Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation
(Registrant)

	By:	/S/ JOHN W. HOHENER
Date: January 21, 2011		John W. Hohener
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Elimination of the Series A Junior Participating Preferred Stock of Microsemi Corporation.